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                               EXHIBIT (15)(j)






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                              NORTH AMERICAN FUNDS
                               DISTRIBUTION PLAN
                                 CLASS A SHARES


AMENDMENT made this 15th day of December, 1995 to the Class A Share Distribution Plan (the "Plan"), adopted in acordance with Rule 12b-1 under the Investment Company Act of 1940 by the North American Funds, a Massachusetts business trust (the "Fund") with respect to the Class A shares of beneficial interest (the "Class A Shares") of the Fund's investment portfolios. In accordance with Section 6 of the Plan, the Plan shall be extended to the following additional investment portfolio established by the Fund:

Small/Mid Cap Fund
International Small Cap Fund
Growth Equity Fund

The Amendment shall become effective with respect to the new portfolio in accordance with Section 6 of the Plan.


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                              NORTH AMERICAN FUNDS
                               DISTRIBUTION PLAN
                                 CLASS B SHARES


AMENDMENT made this 15th day of December, 1995 to the Class B Share Distribution Plan (the "Plan"), adopted in acordance with Rule 12b-1 under the Investment Company Act of 1940 by the North American Funds, a Massachusetts business trust (the "Fund") with respect to the Class B shares of beneficial interest (the "Class B Shares") of the Fund's investment portfolios. In accordance with Section 6 of the Plan, the Plan shall be extended to the following additional investment portfolio established by the Fund:

Small/Mid Cap Fund
International Small Cap Fund
Growth Equity Fund


The Amendment shall become effective with respect to the new portfolio in accordance with Section 6 of the Plan.



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                              NORTH AMERICAN FUNDS
                               DISTRIBUTION PLAN
                                 CLASS C SHARES


AMENDMENT made this 15th day of December, 1995 to the Class C Share Distribution Plan (the "Plan"), adopted in acordance with Rule 12b-1 under the Investment Company Act of 1940 by the North American Funds, a Massachusetts business trust (the "Fund") with respect to the Class C shares of beneficial interest (the "Class C Shares") of the Fund's investment portfolios. In accordance with Section 6 of the Plan, the Plan shall be extended to the following additional investment portfolio established by the Fund:

Small/Mid Cap Fund
International Small Cap Fund
Growth Equity Fund


The Amendment shall become effective with respect to the new portfolio in accordance with Section 6 of the Plan.



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